SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

July 14, 2003

CREATIVE COMPUTER APPLICATIONS, INC.
(Exact name of Registrant as specified in its charter)

California
(State or other jurisdiction of
incorporation or organization)

0-12551	95-3353465
(Commission File No.)	(IRS Employer Identification Number)

26115-A Mureau Road, Calabasas, California	91302
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number
including area code	(818) 880-6700

ITEM 7.	Exhibits

(c) Exhibits

The following exhibit is filed as part of this Current Report on Form 8-K:

Exhibit No.	Title

99.1	Creative Computer Applications, Inc. Press Release, issued April 11, 2003

Item 9.                     Regulation FD Disclosure

The information furnished under this Item 9 (“Regulation FD Disclosure”) is intended to be furnished under Item 12 (“Results of Operations and Financial Condition”).  The information in this Current Report on Form 8-K and the Exhibit attached hereto, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific release in such a filing.

On July 14, 2003, Creative Computer Applications, Inc. issued a press release announcing its operating and financial results for the third fiscal quarter and nine months ended May 31, 2003.  A copy of the Press Release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Except for historical information contained in the press release attached as an exhibit hereto, the press release contains forward-looking statements, which involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements.  Please refer to the cautionary note in the press release regarding these forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused to be signed on its behalf by the undersigned hereunto duly authorized.

CREATIVE COMPUTER APPLICATIONS, INC.
(Registrant)

By:	/s/ Steven M. Besbeck
Steven M. Besbeck, President, Chief
Executive Officer, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Title

99.1	Creative Computer Applications, Inc. Press Release, issued July 14, 2003